SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    March 7, 2008

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INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2008, Interface, Inc. (“Interface” or the “Company”) entered into a Rights Agreement, dated as of March 7, 2008 with an effective date of March 17, 2008 (the “Agreement”), between the Company and Computershare Trust Company, N.A. (the “Rights Agent”), which is attached hereto as Exhibit 4.1, together with its exhibits, which include the form of the Company’s Articles of Restatement to its Restated Articles of Incorporation, the form of Rights Certificate and a Summary of the Rights and the Agreement.  As previously announced, the Agreement was approved by the Board of Directors on February 20, 2008 to succeed the Company’s previous rights agreement dated March 4, 1998 and effective as of March 16, 1998.  The prior agreement expires on March 17, 2008.

In connection with the Agreement, the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s Common Stock, and authorized the issuance of one Right for each share of Common Stock which shall become outstanding between the Record Date (as hereinafter defined) and the earliest of the Distribution Date (as hereinafter defined), the redemption of the Rights, or the expiration date of the Rights.  The dividend is payable at the close of business on March 17, 2008 (the “Record Date”) to the shareholders of record on that date.  Each Right entitles the registered holder to purchase from the Company one one-hundredth (1/100th) of a share of Series B Participating Cumulative Preferred Stock of the Company (each such 1/100th of a share, a “Unit”), having the rights, powers and preferences set forth in the Restated Articles of Incorporation of the Company, as amended by the Articles of Restatement (the “Series B Preferred Stock”), at a price of $90.00 (the “Purchase Price”), subject to adjustment.  The description and terms of the Rights are set forth in the Agreement.

Initially, the Rights will be attached to the Common Stock then outstanding, and no separate certificates evidencing the rights (“Rights Certificates”) will be issued.  The Rights will separate from the Common Stock, Rights Certificates will be issued and the Rights will become exercisable on the tenth day (the “Distribution Date”) after the public announcement that a person or group has become an Acquiring Person (as defined below) (the “Share Acquisition Date”).  An “Acquiring Person” is a person that, together with its affiliates and associates, is the beneficial owner of 15% or more of the outstanding Common Stock.  Certain persons, including the Company, any subsidiary of the Company, and Company benefit plan related holders are excluded from the definition of Acquiring Person.  Moreover, a person or group of affiliated or associated persons who acquires the beneficial ownership of 15% or more of the Common Stock then outstanding either (i) by reason of share purchases by the Company reducing the number of Common Stock outstanding (provided such person or group does not acquire additional Common Stock), or (ii) inadvertently, if the Company’s Board of Directors determines such 15% or more beneficial ownership was acquired inadvertently (but only if at the time of such determination by the Board there are then in office not less than two Continuing Directors (as defined below) and such action is approved by a majority of the Continuing Directors then in office) and, as promptly as practicable, such person or group divests itself of enough Common Stock so as to no longer have the beneficial ownership of 15% or more of the outstanding Common Stock, will not be an Acquiring Person.

Until the Distribution Date, the Rights will be evidenced by the certificates (or registrations in uncertificated book-entry form on the books of the Company) for the Common Stock and not by separate Rights Certificates.  The Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock.  Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any shares of Common Stock outstanding as of the Record Date also will constitute the transfer of the Rights associated with such Common Stock.  As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

If a person becomes an Acquiring Person, other than pursuant to a Qualifying Tender Offer (as defined below), then proper provisions shall be made so that each holder of a Right (except as set forth below) will thereafter have the right to receive, upon exercise and payment of the Purchase Price, Units having a value equal to twice the Purchase Price.  A “Qualifying Tender Offer” means a tender or exchange offer for all outstanding shares of Common Stock of the Company approved by a majority of the Continuing Directors then in office.

Except for any transaction with a person who has consummated a Qualifying Tender Offer which transaction is approved by the Continuing Directors, if, at any time following the Share Acquisition Date, (i) the Company is acquired in a merger, statutory share exchange or other business combination in which the Company is not the surviving corporation, (ii) the Company is merged with or into or combined or consolidated with another entity and is the surviving corporation, but the Company’s Common Stock is changed into or exchanged for other securities or assets, or (iii) the Company sells or transfers assets aggregating more than 50% of its assets or generating more than 50% of its operating income or cash flow, each holder of a Right (except as set forth below) shall thereafter have the right to receive, upon exercise and payment of the Purchase Price, common stock of the acquiring company having a value equal to twice the Purchase Price.  The events set forth in this paragraph and the preceding paragraph are referred to as the “Triggering Events.”

Upon the occurrence of a Triggering Event, Rights that are or were owned by the Acquiring Person, or any affiliate or associate of such Acquiring Person, on or after such Acquiring Person's Share Acquisition Date shall be null and void and may not thereafter be exercised by any person (including subsequent transferees).

Because of the foregoing provisions, the Rights may have certain anti-takeover effects.  The Rights will cause substantial dilution to a person or group that acquires 15% or more of the outstanding shares of Common Stock or if another Triggering Event occurs without the Rights having been redeemed or in the event of an Exchange (as defined below).  However, the Rights should not interfere with any merger or other business combination approved in advance by the Board or a merger or other business combination approved by the Board and the shareholders because the Rights are redeemable under certain circumstances.

The Rights are not exercisable until the Distribution Date.  The Rights will expire on March 16, 2018 (the “Expiration Date”), unless the Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The Purchase Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock.  The number of Units or other securities or property issuable upon exercise of the Rights is also subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock.

At any time after any person becomes an Acquiring Person, the Company (in the discretion of the Continuing Directors) may exchange all or part of the Rights (other than Rights owned by the Acquiring Person and certain affiliated persons) for shares of Common Stock (an “Exchange”) at an exchange ratio of one share of Class A Common Stock per Right held by a holder of Class A Common Stock and one share of Class B Common Stock per Right held by a holder of Class B Common Stock, as appropriately adjusted to reflect any stock split or similar transaction.

At any time until the close of business on the tenth day after the Share Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”).  The Company’s right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.  Immediately upon the action of the Board ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The term “Continuing Director” means any member of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person or an affiliate or associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any such affiliate or associate, or otherwise affiliated with an Acquiring Person or of any such affiliate or associate, and who either (i) was a member of the Board on the effective date of the Agreement, or (ii) subsequently becomes a member of the Board, if such Person’s nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors serving at the time of such nomination or election.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.  While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Series B Preferred Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

Prior to the Distribution Date, the Agreement may be amended in any respect, other than, at such time as the Rights are not redeemable, to change the Redemption Price, the Expiration Date, the Purchase Price or the number of shares for which a Right is exercisable.  After the Distribution Date, the provisions of the Agreement may be amended by the Board (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, to make changes that do not adversely affect the interests of the holders of Rights (excluding the interests of an Acquiring Person), to correct or supplement any provision which may be defective or inconsistent with any other provision, or to shorten or lengthen any time period under the Agreement; provided, however, no amendment to lengthen the time period governing redemption may be made at such time as the Rights are not redeemable.  After any person has become an Acquiring Person, the Agreement may be amended only with the approval of a majority of the Continuing Directors.

The dividend and liquidation rights of the Series B Preferred Stock are designed so that the value of one Unit issuable upon exercise of each Right will approximate the same economic value of one share of Class A Common Stock, including voting rights.  Shares of Series B Preferred Stock issuable upon exercise of each Right will not be redeemable.  Each share of Series B Preferred Stock will entitle the holder to a minimum preferential dividend of $1.00 per share, but will entitle the holder to an aggregate dividend payment of 100 times the dividend declared on each share of Common Stock.  In the event of liquidation, each share of Series B Preferred Stock will be entitled to a minimum preferential liquidation payment of $1.00, plus accrued and unpaid dividends and distributions thereon, but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock.  In the event of any merger, consolidation or other transaction in which Common Stock is exchanged for or changed into other stock or securities, cash or other property, each share of Series B Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock.  Series B Preferred Stock is not convertible into Common Stock.

Each share of Series B Preferred Stock will be entitled to 100 votes on all matters submitted to a vote of the shareholders of the Company, and shares of Series B Preferred Stock will generally vote together as one class with the Common Stock and any other voting capital stock of the Company on all matters submitted to a vote of the Company’s shareholders.  While the Company’s Class B Common Stock remains outstanding, holders of Series B Preferred Stock will vote as a single class with the Class A Common Stock for the election of directors.  Further, whenever dividends on the Series B Preferred Stock are in arrears in an amount equal to six quarterly payments, the Series B Preferred Stock, together with any other shares of preferred stock then entitled to elect directors, shall have the right, as a single class, to elect one director until the default has been cured.

Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether declared, on the outstanding Series B Preferred Stock shall have been paid in full, the Company shall not: (i) declare or pay dividends on, or make any distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock; (ii) declare or pay dividends on, or make any distributions on, any shares of stock ranking on parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such other parity stock; (iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock or (iv) redeem, purchase or otherwise acquire for value any Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

The foregoing description of the Agreement and the Rights is qualified in its entirety by the full text of the Agreement, the Rights Certificate and the form of the Company’s Articles of Restatement to its Restated Articles of Incorporation, all of which are filed herewith as Exhibit 4.1.  In the event of a discrepancy between the foregoing description and the terms of the Agreement, the Rights or the Articles of Restatement, the full text of such documents shall be considered controlling.

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Shell Company Transactions.

None.

(d)           Exhibits.

Exhibit No.	Description
4.1
Rights Agreement dated March 7, 2008 and effective as of March 17, 2008 between Interface, Inc. and Computershare Trust Company, N.A., as Rights Agent (together with exhibits, including the form of Articles of Restatement to the Company’s Restated Articles of Incorporation, form of Rights Certificate, and Summary of Shareholder Rights Plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Senior Vice President
Date: March 7, 2008

EXHIBIT INDEX

Exhibit No.	Description
4.1
Rights Agreement dated March 7, 2008 and effective as of March 17, 2008 between Interface, Inc. and Computershare Trust Company, N.A., as Rights Agent (together with exhibits, including the form of Articles of Restatement to the Company’s Restated Articles of Incorporation, form of Rights Certificate, and Summary of Shareholder Rights Plan).